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                                                                    EXHIBIT 99.1

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
         RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Glen T. Meakem, Chief Executive Officer, and I, Joan S. Hooper, Chief Financial Officer, of FreeMarkets, Inc., a Delaware corporation, hereby certify that:

          (a) The Company's periodic report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    *  *  *

Chief Executive Officer

By: /s/ GLEN T. MEAKEM
     ----------------------------------------------------
     GLEN T. MEAKEM

Date: August 7, 2002
Chief Financial Officer

By: /s/ JOAN S. HOOPER
    ---------------------------------------------------
    JOAN S. HOOPER

Date: August 7, 2002

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